SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  April 25,2000
                   ------------------------------------------
                Date of Report (Date of earliest event reported)


                         SILVERTHORNE PRODUCTION COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                      0-11730                 84-0189377
----------------------------  ------------------------   ----------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
 of incorporation)                                        Identification Number)




       7001 Seaview Avenue NW, Suite 210, Seattle, Washington         98117
        ------------------------------------------------------      ----------
               (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (206) 297-6151

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Businesses Acquired

            The registrant is filing the required financial statements in connection with its acquisition of Aquila International Telecommunications, Inc. as previously reported in a Current Report on Form 8-K that was dated April 25, 2000 and filed on May 5, 2000.

        (b) Pro Forma Financial Information

            The registrant is filing the required pro forma data in connection with its acquisition of Aquila International Telecommunications, Inc. as previously reported in a Current Report on Form 8-K that was dated April 25, 2000 and filed on May 5, 2000.

        (c) Exhibits

            None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SILVERTHORNE PRODUCTION COMPANY

Dated: June 15, 2000  By: /s/ Jimmy L. Boswell
                              --------------------
                              Jimmy L. Boswell, President

                   AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                           December 31, 1999 and 1998




                                TABLE OF CONTENTS

                                                                  Page

Independent Auditor's Report                                       F-1

Financial Statements:

     Balance Sheets                                                F-2

     Statements of Income                                          F-3

     Statements of Shareholders' Equity                            F-4

     Statements of Cash Flows                                      F-5

Notes to Financial Statements                              F-6 to F-10

INDEPENDENT AUDITOR'S REPORT

To the Shareholders

Aquila International Telecommunications, Inc.
San Luis Obispo, California


We have audited the accompanying balance sheets of Aquila International Telecommunications, Inc., (a California corporation), as of December 31, 1999 and 1998, and the related statements of income, shareholders' equity, and cash flows for the year ended December 31, 1999 and for the period from March 23, 1998 (date of inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aquila International Telecommunications, Inc., as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

McGowan Guntermann
Santa Barbara, California

February 3, 2000

                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                                 BALANCE SHEETS
                           December 31, 1999 and 1998

                                     ASSETS


                                                                  1999             1998
                                                               -----------      -----------

CURRENT ASSETS

   Cash (Note 1F) ........................................     $    20,392      $       302
   Accounts receivable ...................................          38,750              345
   Other receivables .....................................             200            3,000
                                                               -----------      -----------
     Total current assets ................................          59,342            3,647
                                                               -----------      -----------

PROPERTY AND EQUIPMENT - net (Note 3) ....................         170,830          212,366

OTHER ASSETS
   Deposits ..............................................          76,318           21,007
                                                               -----------      -----------

TOTAL ASSETS .............................................     $   306,490      $   237,020
                                                               ===========      ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable ......................................     $    42,894      $     3,606
   Accrued expenses ......................................         393,873          312,605
   Deposits received .....................................           5,306             --
   Loan from shareholder (Note 7) ........................          25,900           32,972
   Current portion -
     long-term liabilities ...............................         102,969           89,538
                                                               -----------      -----------

     Total Current Liabilities ...........................         570,942          438,721

LONG-TERM LIABILITIES -
   net of current portion (Note 4) .......................         854,332          241,828
                                                               -----------      -----------
     Total Liabilities ...................................       1,425,274          680,549
                                                               -----------      -----------

SHAREHOLDERS' DEFICIT
   Common stock - $1 par value,
      5,000,000 shares authorized ........................          12,000           12,000
   Retained deficit ......................................      (1,130,784)        (455,529)
                                                               -----------      -----------

     Total Shareholders' Deficit .........................      (1,118,784)        (443,529)
                                                               -----------      -----------

TOTAL LIABILITIES AND SHAREHOLDERS'
   DEFICIT ...............................................     $   306,490      $   237,020
                                                               ===========      ===========


   The Accompanying notes are an integral part of these financial statements.
                                      F-2

                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                              STATEMENTS OF INCOME

                  For the Year Ended December 31, 1999 and for
                     the Period from March 23, 1998 (Date of
                      Inception) through December 31, 1998


                                     1999           1998
                                  ---------      ---------

INCOME ......................     $ 124,023      $     345
                                  ---------      ---------

COST OF SALES ...............       262,568          8,699
                                  ---------      ---------

GROSS PROFIT ................      (138,545)        (8,354)
                                  ---------      ---------


OPERATING EXPENSES
   Advertising ..............         3,797            215
   Automobile ...............        14,469              -
   Bank charges .............         2,880            988
   Credit card fees .........         7,255            435
   Depreciation .............        90,835         40,524
   Employee benefits ........        23,788         10,349
   Freight ..................           530              -
   Insurance ................         4,259             15
   Interest .................        54,040          3,436
   Legal and professional ...         7,077          8,330
   Miscellaneous ............           495           (630)
   Office ...................         5,275          2,678
   Postage and delivery .....           717            372
   Rent facility ............        25,365          8,025
   Repairs ..................           447          1,149
   Salaries .................       261,489        340,298
   Software .................         1,430          6,015
   Supplies .................         5,017          2,235
   Taxes and license ........         8,534          3,146
   Telephone ................        11,737          8,014
   Travel ...................         3,092         11,213
   Utilities ................         4,182            368
                                  ---------      ---------

     Total Operating Expenses       536,710        447,175
                                  ---------      ---------


NET LOSS ....................     $(675,255)     $(455,529)
                                  =========      =========


   The accompanying notes are an integral part of these financial statements.

                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                       STATEMENTS OF SHAREHOLDERS' DEFICIT
   For the Year Ended December 31, 1999 and for the Period from March 23, 1998
                  (Date of Inception) through December 31, 1998




                                                   Common        Retained
                                  Shares           Stock         Earnings           Total
                                -----------    ------------    ------------      -----------

BALANCE - March 23, 1998 ..            --       $      --       $      --        $      --

Shares issued .............          12,000          12,000            --             12,000
Net loss ..................            --              --          (455,529)        (455,529)
                                -----------     -----------     -----------      -----------

BALANCE - December 31, 1998          12,000          12,000        (455,529)        (443,529)

Shares issued .............           4,025            --              --               --
Net loss ..................            --              --          (675,255)        (675,255)
                                -----------     -----------     -----------      -----------

BALANCE - December 31, 1999          16,025     $    12,000     $(1,130,784)     $(1,118,784)
                                ===========     ===========     ===========      ===========


   The accompanying notes are an integral part of these financial statements.
                                      F-4

                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                            STATEMENTS OF CASH FLOWS
   For the Year Ended December 31, 1999 and for the Period from March 23, 1998
                  (Date of Inception) through December 31, 1998



                                                             1999            1998
                                                           ---------      ---------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss ..........................................     $(675,255)     $(455,529)
                                                           ---------      ---------
   Adjustments to reconcile net loss to net
     cash provided by operating activities
       Depreciation expense ..........................        90,835         40,524
       Changes in
         Accounts receivable .........................       (35,605)        (3,345)
         Prepaid and deferred charges ................       (55,311)       (21,007)
         Accounts payable and accrued expenses .......       161,786        316,212
                                                           ---------      ---------

                           Total Adjustments .........       161,705        332,384
                                                           ---------      ---------
     NET CASH USED BY OPERATING ACTIVITIES ...........      (513,550)      (123,145)
                                                           ---------      ---------
     CASH FLOWS FROM FINANCING ACTIVITIES
       Capital stock issuance ........................          --           12,000
       Loan from related parties (Note 4E) ...........       212,928        127,972
       Advance from ITHC (Note 4F) ...................       435,000           --
       Principal payments on capital leases ..........       (91,366)        (3,635)
                                                           ---------      ---------

     NET CASH PROVIDED BY FINANCING ACTIVITIES .......       556,562        136,337
                                                           ---------      ---------
     CASH FLOWS FROM INVESTING ACTIVITIES
       Purchase of property and equipment ............       (22,922)       (12,891)
                                                           ---------      ---------

     INCREASE IN CASH ................................        20,090            302

     CASH - beginning of year ........................           302           --
                                                           ---------      ---------
            end of year ..............................     $  20,392      $     302
                                                           =========      =========
    SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

    Cash paid during the year for income taxes .......     $     800      $     800

    Cash paid during the year for interest ...........     $  14,892      $   3,436

    NONCASH TRANSACTIONS

    Fixed assets purchased with capital leases .......     $  24,594      $ 223,777

   The accompanying notes are an integral part of these financial statements.
                                      F-5

                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A. Method of Accounting

            The Company uses the accrual method of accounting for recording income and expenses.

         B. Property and Equipment

            Property and equipment are recorded at cost. Depreciation is computed using the straight-line method for financial reporting purposes and amounted to $90,835 and $40,524 for 1999 and 1998, respectively. Estimated useful lives of the assets are:

                            Computer software 3 years


                        Computer equipment ...     3 years
                        Office furniture .....     7 years
                        Telephone equipment ..     5 years
                        Leasehold improvements     5 years

           C. Income Taxes

              The Company has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code. Under those provisions, the Company generally does not pay Federal Corporate tax on its taxable income. Instead, taxes on the operating profits and losses are the individual responsibility of the shareholders.

              For California state franchise tax purposes the Company is treated as an S Corporation. Under this election, the net profits or losses flow to the shareholders and the Company is taxed directly on its income at a rate of 1.5% for December 31, 1999 and 1998.

              The provision for income taxes consists of state taxes currently due and, if material, deferred taxes resulting from differences in the accounting methods used for financial reporting purposes and those used for income tax reporting. There are no material deferred income tax items, as determined under Statement of Financial Accounting Standards No. 109, for 1999 and 1998.

           D. Allowance for Doubtful Accounts

              No allowance for doubtful accounts has been provided as no material write-offs are expected at December 31, 1999 and 1998.

                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


Note 1 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         E. Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         F. Cash and Cash Equivalents

            Cash and cash equivalents consist of cash on hand and in checking and savings accounts.

         G. Advertising

            The Company expenses advertising costs as they are incurred. Advertising expenses for the years ended December 31, 1999 and 1998 were $3,797 and $215 respectively.

Note 2 -    BUSINESS

            The Company is a FCC licensed long distance carrier. It services primarily long distance telephone communications to a world-wide customer base through callback and debit and credit card applications.

Note 3 -    PROPERTY AND EQUIPMENT

                                                                1999           1998
                                                             ---------      ---------

        Property and equipment consists of the following:
          Furniture and fixtures .......................      $  1,342      $   1,127
          Leasehold improvements .......................        12,931              -
          Computer equipment ...........................        64,533         34,395
          Switch equipment .............................       217,368        217,368
          Computer software ............................         6,015              -
                                                              --------       --------
                                                               302,189        252,890

        Less:  accumulated depreciation ..............        (131,359)       (40,524)
                                                              --------      ---------


        Total ...........................................     $170,830      $ 212,366
                                                              ========      =========


                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


 Note 4 - LONG-TERM LOANS PAYABLE


                                                                        1999         1998
                                                                    -----------  -----------

          A. Dell Financial, two capital leases of computer
             equipment, payable $925 per month including
             interest at 24%, through July, 2000 and May, 2001 ...  $    13,683  $    20,564

          B. Cisco, capital lease of switching equipment,
             payable at $7,227 per month, including interest
             at 4%, through June, 2001 ...........................      125,911      205,605

          C. Dimension Funding, two capital leases of
             computer equipment, payable at $1,100 per month,
             including interest at 24 and 21%, through
             September, 2001 and November, 2002 ..................       24,561       10,197

          D. Lucent Technologies Product Financing, capital
             lease of telephone equipment, payable at $332 per
             month, including interest at 21%, through April, 2002        7,222            -

          E. Ladia, LLC, a related party shareholder as of 1999,
             note payable secured by corporate assets, no monthly
             payments, due February 12, 2001, interest at 12%,
             including accrued interest of $35,924 at
             December 31, 1999 ...................................      350,924       95,000

          F. ITHC, loan advance, no repayment terms, no interest
             charged .............................................      435,000            -
                                                                     ----------   ----------

Total Loans Payable ..............................................      957,301      331,366

 Less:  portion due in one year ..................................     (102,969)     (89,538)
                                                                     ----------   ----------

 Total Long-Term Loans Payable ...................................   $  854,332   $  241,828
                                                                     ==========   ==========


                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


Note 4 -     LONG-TERM LOANS PAYABLE (continued)

             Maturities of long-term debt (exclusive of the capital lease), for each of the five years succeeding December 31, 1999, are as follows:

                        Year
                        ----
                        2001           $350,924
                        Thereafter      435,000
                                       --------
                        Total ....     $785,924
                                       ========

             Future minimum lease payments under the capital lease for each of the five years succeeding December 31, 1999, are as follows:

                        Year
                        ----
                        2000                      $ 113,849
                        2001                         64,567
                        2002                          8,744
                                                  ---------
                                                    187,160

                        Less imputed interest       (15,783)
                                                  ---------
                        Total                     $ 171,377
                                                  =========



Note 5 -     REVENUES FROM MAJOR CUSTOMERS

             One customer accounts for all of the revenue for both periods.

Note 6 -     DEVELOPMENT STAGE

             The  company  was  formed  March  23,  1998,   and  was  in  the
             development stage until July, 1999.

Note 7 -     RELATED PARTY TRANSACTIONS

             In addition to the loan to shareholder (Note 4E) which has accrued interest of $34,275 as of December 31, 1999, another shareholder has loaned $25,900, accruing interest at 10%, with $3,973 accrued at December 31, 1999. No interest has been paid on either loan as of December 31, 1999.

                 AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


Note 8 -    LEASE COMMITMENTS

            Operating Leases

            The Company has entered into two leases for office and switching room space in one facility. The terms of the lease are until February 14, 2000 for one lease at $850 per month, and until September 30, 2001 for the other lease at $954 per month until October 1, 2000, and $1,002 per month thereafter. Rent expense for December 31, 1999 and 1998 is $25,365 and $8,025, respectively.

            Future minimum lease payments on the operating lease are as follows:

                        Year
                        ----
                        2000     $13,207
                        2001       9,020
                                 -------
                        Total    $22,227
                                 =======

            Capital Leases

            The Company purchased equipment which is financed through leasing arrangements. The equipment was placed in service from 1998 to 1999 and is being depreciated over three years. The total cost of the equipment is $266,377 and $240,000 at December 31, 1999 and 1998, respectively. The accumulated depreciation is $124,396 and $40,000 at December 31, 1999 and 1998, respectively. Depreciation expense for assets under capital leases is $84,396 and $40,000, for the years ended December 31, 1999 and 1998, respectively.
            See Note 4.

                  AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                   UNAUDITED PRO FORMA COMBINED STATEMENTS OF

                       OPERATIONS AND UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEETS

The following unaudited pro forma combined statements of operations for the year ended June 30, 1999 and the nine month period ended March 31, 2000 and the unaudited pro forma combined balance sheets as of June 30, 1999 and March 31, 2000, give effect to the business combination of Silverthorne Production Company and Aquila International Telecommunications, Inc.. The transaction between Silverthorne Production Company and Aquila International Telecommunications, Inc. has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statements of operations have been prepared as if the proposed transaction occurred on July 1, 1998. The unaudited pro forma balance sheets have been prepared as if the proposed transaction occurred June 30, 1999 and March 31, 2000, respectively. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transactions become effective on the above-mentioned dates.

The unaudited pro forma combined statements of operations for the year ended June 30, 1999 and the nine month period ended March 31, 2000 include the results of operations of Aquila International Telecommunications, Inc., Silverthorne Production Company and previous acquisitions reported in amendments to Current Reports on Form 8-K that were previously filed during 1999.

The unaudited pro forma combined statements of income and the unaudited pro forma combined balance sheets should be read in conjunction with the separate historical financial statements and notes thereto of Silverthorne Production Company, Aquila International Telecommunications, Inc. and those previous acquisitions in 1999 reported as amendments to Current Reports on Form 8-K.

                   Unaudited Pro Forma Combined Balance Sheet
                              As of March 31, 2000


                                                                           Pro Forma Adjustments
                                                                    -----------------------------------
              Silverthorne (2)      Aquila            Total             Debit                  Credit                    Combined
              ----------------   -----------       -----------      -----------              ----------                -----------

     Assets
Current
 assets         $ 3,309,584      $    59,194       $ 3,368,778      $    67,666     (3)      $  (59,194)      (3)      $ 3,377,250

Property and
 equipment,
 net                254,038          151,018           405,056          142,135     (3)        (151,018)      (3)          396,173

Other assets      1,532,954           76,996         1,609,950        3,086,217     (3)         (76,996)      (3)        4,619,171
                -----------      -----------       -----------      -----------              ----------                -----------

Total assets    $ 5,096,576      $   287,208       $ 5,383,784      $ 3,296,018              $ (287,208)               $ 8,392,594
                ===========      ===========       ===========      ===========              ==========                ===========

  Liabilities
   and
   Shareholders'
   equity

Total current
 liabilities    $ 1,275,234      $   195,926       $ 1,471,160      $   195,926     (3)      $(210,260)      (3)      $ 1,485,494

Long-term debt      180,000        1,302,672         1,482,672        1,302,672     (3)       (406,361)      (3)          586,361
                -----------      -----------       -----------      -----------              ---------                -----------

Shareholders'
 equity
 (deficit)        3,641,342       (1,211,390)        2,429,952               -              (3,890,787)      (3)        6,320,739
                -----------      -----------       -----------      -----------              ---------                -----------

Total
 liabilities
 and equity     $ 5,096,576      $   287,208       $ 5,383,784      $ 1,498,598            $(4,507,408)               $ 8,392,594
                ===========      ===========       ===========      ===========            ===========                ===========


                   Unaudited Pro Forma Combined Balance Sheet
                               As of June 30, 1999



                                                                               Pro Forma Adjustments
                                                                        -----------------------------------
                    Silverthorne (1)      Aquila          Total            Debit                  Credit               Combined
                   ----------------     ---------      -----------      -----------             -----------           ----------
       Assets

Current
 assets .............  $   326,583      $  15,981      $   342,564      $    67,666    (3)      $  (15,981)   (3)     $  394,249

Property and
 equipment, net ......      79,356         32,159          111,515          142,135    (3)         (32,159)   (3)        221,491

Other assets .........   1,517,644         30,077        1,547,721        3,086,217    (3)         (30,077)   (3)      4,603,861
                       -----------      ---------       ----------      -----------            -----------           -----------

Total assets ......... $ 1,923,583      $  78,217      $ 2,001,800      $ 3,296,018            $   (78,217)          $ 5,219,601
                       ===========      =========      ===========      ===========            ===========           ===========

 Liabilities
  and
  Shareholders'
  Equity

Total current
 liabilities ......... $ 1,985,148      $ 108,777      $ 2,093,925      $   108,777    (3)     $  (210,260)   (3)     $2,195,408

Long-term debt .......        --          683,137          683,137          683,137    (3)        (406,361)   (3)        406,361

Shareholders'
 equity (deficit) ....     (61,565)      (713,697)        (775,262)               -             (3,393,014)   (3)      2,617,832
                       -----------      -----------    -----------      -----------            -----------           -----------
Total liabilities
 and equity .......... $ 1,923,583      $  78,217      $ 2,001,800      $   791,914            $(4,009,715)          $ 5,219,601
                       ===========      ===========    ===========      ===========            ===========           ===========

              Unaudited Pro Forma Combined Statement of Operations
                    For the Nine Months Ended March 31, 2000


                                                                               Pro Forma Adjustments
                                                                             -------------------------
                            Silverthorne (2)       Aquila        Total        Debit             Credit             Combined
                            ----------------    -----------   -----------    --------       ----------          --------------

Revenues                      $  2,592,189      $  229,151    $ 2,821,340    $      -       $        -           $   2,821,340

Cost of revenues                 1,909,064         335,346      2,244,410           -                -               2,244,410
                              ------------      ----------    -----------    --------       ----------          --------------

  Gross profit
   (loss)                          683,125        (106,195)       576,930           -                -                 576,930
                             -------------      ----------    -----------    --------       ----------          --------------

Operating expenses
   Selling, general
   and admin                     7,756,564         356,068      8,112,632     171,815 (5)      (76,381)  (4)        8,208,066

   Interest expense                107,767          24,607        132,374           -          (14,367)  (4)          118,007
                             -------------      ----------    -----------    --------       ----------          -------------

    Total operating
     expenses                    7,864,331         380,675      8,245,006     171,815          (90,748)             8,326,073
                             -------------      ----------    -----------    --------       ----------          -------------

Income (loss) from
  operations                    (7,181,206)       (486,870)    (7,668,076)    171,815          (90,748)            (7,749,143)
                             -------------       ---------    -----------    --------       ----------          -------------

Other income
  (expense)                         59,179               -         59,179           -                -                 59,179

Income (loss) before
  taxes                         (7,122,027)       (486,870)    (7,608,897)    171,815           (90,748)           (7,689,964)

Income tax expense
  (benefit)                              -               -              -           -                -                      -
                             -------------       ---------    -----------    --------       -----------         -------------

Net income (loss)            $  (7,122,027)      $(486,870)   $(7,608,897    $171,815      $    (90,748)         $ (7,689,964)
                             =============       =========    ===========    ========      ============         =============

Basic earnings per
  share                      $       (0.09)                                                                      $      (0.10)
                             =============                                                                      =============

Weighted average
  pro forma shares
  outstanding - basic           76,736,355                                  2,041,445 (3)                          78,777,800
                             =============                                 ==========                           =============

Diluted earnings
  per share                  $       (0.09)                                                                      $      (0.10)
                             =============                                                                      =============

Weighted average
  pro forma shares
  outstanding - diluted         76,736,355                                  2,041,445 (3)                          78,777,800
                             =============                                 ==========                           =============

              Unaudited Pro Forma Combined Statement of Operations
                        For the Year Ended June 30, 1999


                                                                                  Pro Forma Adjustments
                                                                               -----------------------------
                         Silverthorne (1)       Aquila          Total            Debit            Credit              Combined
                         ----------------   -----------      ------------      -----------      ------------      ------------

Revenues .............     $  1,807,401     $     1,538      $  1,808,939      $         -      $          -      $  1,808,939

Cost of revenues .....        1,232,950          47,449         1,280,399                -                 -         1,280,399
                           ------------     -----------      ------------      -----------      ------------      ------------

   Gross profit
    (loss) ...........          574,451         (45,911)          528,540                -                 -           528,540
                           ------------     -----------      ------------      -----------      ------------      ------------
Operating expenses

   Selling, general
    and admin ........          730,302         752,713         1,483,015          229,087 (5)      (101,841) (4)    1,610,261

   Interest expense ..           67,814          31,315            99,129                -           (29,635) (4)       69,494
                           ------------     -----------      ------------      -----------      ------------      ------------

    Total operating
     expenses ........          798,116         784,028         1,582,144          229,087         (131,476)         1,679,755
                           ------------     -----------      ------------      -----------      -----------       ------------
Income (loss) from
 operations ..........         (223,665)       (829,939)       (1,053,604)         229,087         (131,476)        (1,151,215)
                           ------------     -----------      ------------      -----------      -----------       ------------

Other income (expense)           (4,784)              -            (4,784)               -                -             (4,784)

Income (loss) before
 taxes ...............         (228,449)       (829,939)       (1,058,388)         229,087                -         (1,155,999)

Income tax expense
 (benefit) ...........          (85,211)              -           (85,211)          85,211 (6)     (131,476)                 -
                           ------------     -----------      ------------      -----------      -----------       ------------
Net income (loss) ....     $   (143,238)    $  (829,939)     $   (973,177)     $   314,298      $  (131,476)      $ (1,155,999)
                           ============     ===========      ============      ===========      ===========       ============
Basic earnings per
 share ...............     $      (0.01)                                                                          $      (0.04)
                           ============                                                                           ============
Weighted average
 pro forma shares
 outstanding - basic         27,500,000                          2,041,445 (3)                                       29,541,445
                           ============                       ============                                         ============
Diluted earnings
 per share ...........     $      (0.01)                                                                           $      (0.04)
                           ============                                                                            ============
 Weighted average
 pro forma shares
 outstanding - diluted       27,500,000                          2,041,445 (3)                                       29,541,445
                           ============                       ============                                         ============

           Notes to Unaudited Pro Forma Combined Financial Statements

The following notes and adjustments are related to the business combination between Silverthorne Production Company (Silverthorne) and Aquila Internal Telecommunications, Inc (Aquila).

1. Reflects the pro forma amounts, which gives effect to Silverthorne's reverse acquisition with Inter-American Telecommunication Holding Corporation as reported in a Current Report on Form 8-K/A dated March 8, 2000.

2. Reflects the March 31, 2000 unaudited balance sheet and statement of operations for the nine months ended March 31, 2000 of Silverthorne as filed in a Quarterly Report on Form 10-QSB on May 24, 2000.

3. Records the acquisition of Aquila for $2,697,397. To finance the acquisition, Silverthorne issued 2,041,445 shares of its common stock. The purchase price has been allocated as follows:

                      Asset Category

        Cash .................     $    13,652
        Accounts receivable ..          54,014
        Property and equipment         142,135
        Intangible assets ....       3,009,900
        Deposits .............          76,317
        Accounts payable .....         (40,886)
        Accrued expenses .....        (169,374)
        Debt .................        (406,361)
                                   -----------

                                   $ 2,679,397
                                   ===========


4. To eliminate depreciation and interest expense which will not continue following the business combination.

5. To record depreciation and amortization of fixed assets and intangibles acquired. Fixed assets are depreciated over a five-year life, intangible assets over fifteen years.

6. Pro forma income tax adjustment to fully reserve for net operating losses generated as it is currently more likely than not these will not be utilized in the near future.